SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant   ☑                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

W. R. BERKLEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Commencing April 20, 2015, W. R. Berkley Corporation sent the following communication to its employees:

Sent on behalf of William R. Berkley

Every year at W. R. Berkley Corporation’s annual meeting, stockholders vote on important matters. Most of the voting takes place before the meeting, through proxy voting. Voting by proxy allows stockholders to vote on issues that will be considered at the meeting, without actually attending the meeting in person.

If you hold shares as a registered stockholder, as a beneficial stockholder or as a participant in the 401(k) plan, voting your shares is an important way to take an active role in the overall governance of our Company.

Every vote counts. Every vote matters. All stockholders – including employees – are encouraged to voice their opinion by voting their shares. The Company’s Board of Directors has recommended a vote “FOR” each of the proposals on the ballot.

Voting by proxy began on April 20th and continues until 11:59 p.m. ET on June 1st, in advance of the annual meeting on June 2nd.

Proxy materials have been sent to you either electronically or through postal mail, based on preferences on file with your bank or brokerage firm. In either case, you may vote by following the instructions in the materials you receive. If you do not receive proxy materials, please contact your bank or broker, or contact Bruce Weiser at W. R. Berkley Corporation at bweiser@wrberkley.com or (203) 629-3000 if you require additional assistance.

Your vote is important.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 02, 2015

W. R. BERKLEY CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: April 07, 2015 Date: June 02, 2015 Time: 1:00 PM EST
	Location:	475 Steamboat Road Greenwich, CT 06830

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10K-Wrap
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.	Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees
01	William R. Berkley	5. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.
02	Christopher L Augostini
03	George G. Daly	NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
04	Jack H. Nusbaum
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
2.

To approve an increase in the number of shares reserved under the W. R. Berkley Corporation 2012 Stock Incentive Plan, as amended and restated, and to re-approve the material terms of the performance goals set forth in the 2012 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

3.	To approve an increase in the number of shares reserved under the W. R. Berkley Corporation 2009 Directors Stock Plan, as amended and restated.
4.

To consider and cast a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote.

Broadridge Internal Use Only
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Reserved for Broadridge Internal Control Information

NAME
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only

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